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Exhibit 10.15

***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4),
200.83 and 230.406.

COLLABORATIVE RESEARCH
AND LICENSE AGREEMENT

BETWEEN

SENOMYX, INC.

AND

NESTEC Ltd.

COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

        This Agreement is entered into as of the Effective Date by and between Senomyx, Inc., a Delaware Corporation having offices at 11099 North Torrey Pines Road, La Jolla, CA 92037 ("Senomyx") and NESTEC, Ltd., a Swiss company, having its principal place of business at Avenue Nestlé 55, CH-1800 Vevey, Switzerland ("Nestlé").

BACKGROUND

        Senomyx conducts research in the field of chemo sensation, an objective of which is to study potential biological targets and develop assays for use in the discovery and commercialization of products in taste and olfaction. Nestlé (together with its Affiliates) is in the business of developing, manufacturing, marketing and selling consumer products. Senomyx and Nestlé desire to collaborate in two research and development programs. One program is to discover compounds that enhance the [***] taste of products in defined fields. The other is to enhance the taste of [***] in defined fields.

        NOW, THEREFORE, in consideration of the foregoing promises and of the covenants, representations and agreements set forth below, the parties agree as follows:

THE AGREEMENT

1.    Definitions.    Certain terms set forth in this Agreement with initial capitals are defined in Appendix A, which is incorporated by reference.

2.    Steering Committees.    No later than ten days after the Effective Date, the parties will establish two joint steering committees, each of which will be made up of representatives from the parties (collectively the "Steering Committees") one Steering Committee shall be for the [***] Program and one Steering Committee shall be for the [***] Program. The Steering Committees will manage the Collaborative Programs and will (i) provide strategic direction and performance criteria for the Collaborative Programs; (ii) monitor progress and communicate status of the Collaborative Programs; (iii) facilitate the cooperation of the parties under the Collaborative Programs; (iv) will approve the achievement of milestones; and, (v) will continue to communicate following the Collaborative Period regarding the development and commercialization of Products. Each Steering Committee will consist of two representatives designated by Senomyx and two representatives designated by Nestlé. Each member of the Steering Committees will have one vote. The Steering Committees will first meet no later than thirty days after the Effective Date and at least four times per year during the Collaborative Period using mutually agreed upon meeting locations and formats including teleconferencing and videoconferencing. Each party shall bear its own expenses relating to the meetings and activities of the Steering Committees. During the Collaborative Period, Senomyx will promptly prepare and deliver to the members of the Steering Committees minutes of such meetings for review and approval of both parties. Decisions in each of the Steering Committees will be made by unanimous vote, at a meeting where all four voting representatives are present. Each member (or an authorized representative) of each of the Steering Committees must be represented at each meeting either in person, or by a mutually agreed upon format including teleconferencing and videoconferencing, for a quorum to be constituted. All unresolved disputes will be settled in accordance with Section 17.4, or as otherwise mutually agreed upon in writing.

3.    Collaborative Programs.    Senomyx will collaborate exclusively with Nestlé in the [***] Program and the [***] Program in the Relevant Categories.

        3.1    Research.

        (A)  At each of the first Steering Committee meetings of the Collaborative Programs, the respective Steering Committee will review (i) the detailed scientific research plan for the [***] Program that defines the success of the [***] Program (the "[***] Research Plan"); and (ii) the

detailed scientific research plan for the [***] Program that defines the success of the [***] Program (the "[***] Research Plan"). The Research Plans are attached as Appendix B and incorporated into the Agreement by reference. Both Research Plans will begin on the Effective Date and each will be completed upon the selection of the first Selected Compound for its respective Collaborative Program.

        (B)  During the Collaborative Period, Senomyx will perform the activities outlined in the Research Plans, including US Regulatory Approval and European Regulatory Approval using reasonable efforts, and the applicable resources provided under Section 7.1. Senomyx will prepare (i) a data package for [***] Compounds for the [***] Program; and (ii) a data package for [***] Compounds for the [***] Program, as the parties shall agree.

        (C)  During the Collaborative Period, Nestlé will use reasonable efforts to perform the activities in accordance with the Research Plans, including the evaluation of the data packages provided by Senomyx for Compounds as provided for under Section 3.1(B). Such evaluation by Nestlé shall not exceed [***].

        (D)  During the Collaborative Period, the Steering Committees will each select the Selected Compounds for development after evaluation of the data packages by Nestlé, as provided for under Section 3(C), at the meeting of the applicable Steering Committee following the submission of the data packages as provided for under Section 3.1(B).

        3.2    Product Development.    Upon the completion of either US Regulatory Approval or European Regulatory Approval, Nestlé will use its reasonable endeavors to implement and complete a concept and products acceptance test within a period of [***] to ascertain the commercial potential of Products (e.g. product concept development, consumer testing etc). Upon completion of this process ("Decision Date"), Nestlé will decide in which of the Relevant Categories it wishes to commercialize Products and will notify the Steering Committee in writing of same. By the Decision Date and annually thereafter beginning the first day of the Calendar Year, Nestlé agrees to prepare and present to Senomyx a presentation which will include information relating to marketing concepts, strategy, estimated targets, certain available market research data, and projected Net Sales (only for each Relevant Category and not by individual product) to be submitted to Senomyx prior to the beginning of the Calendar Year (the "Product Marketing Report"). The Product Marketing Report will not be binding and neither Nestlé nor any of its Affiliates makes any warranty that any Net Sales projection in a Product Marketing Report will be achieved. The Steering Committee will meet as appropriate to review actual Net Sales and Product Marketing Report.

        If at the Decision Date, Nestlé decides not to commercialize any [***] Products in a Relevant Category the rights granted to Nestlé by Senomyx under Section 8.1(C) for [***] Products in such Relevant Category will terminate and revert back to Senomyx and Nestlé's obligations for such [***] Products in such Relevant Category shall be terminated. Likewise, if at the Decision Date, Nestlé decides not to commercialize any [***] Products in a Relevant Category the rights granted to Nestlé by Senomyx under Section 8.1(C) for [***] Products in such Relevant Category will terminate and revert back to Senomyx and Nestlé's obligations for such [***] Products in such Relevant Category shall be terminated. In addition, during the Collaborative Period if Nestlé requests to commercialize Products in a previously un-known application in the New Category or a Relevant Category, and rights to such application have not been granted by Senomyx to a Third Party, such application will be added to a Relevant Category for such Product for no additional funding under Section 7.1 or 7.2. After the Collaborative Period if Nestlé requests to commercialize Products in a previously un-known application in the New Category or a Relevant Category, and rights to such application have not been granted by Senomyx to a Third Party, such application will be added to a Relevant Category for such Product, and the royalties rates for the commercialization of such Products will be the royalty rates referred to in Clause 7.4(A). The parties will negotiate in good faith that additional funding, if any, to be paid by Nestlé and other commercial terms.

        3.3    Responsibilities of Parties in Development Phase.    All regulatory filings made or filed by Senomyx for any Selected Compound will be owned exclusively by Senomyx and shall be subject to the license grant pursuant to Section 8. Senomyx shall be responsible for all costs associated with such regulatory filings; provided, however, notwithstanding Section 7.2(3), if costs to Senomyx associated for such regulatory approval exceed [***], as documented by Senomyx, then the applicable Steering Committee will decide on the further obligations of the parties pursuant to this Section 3.3, then Nestlé will cooperate to the extent reasonably necessary to permit Senomyx to perform the foregoing activities.

4.    Collaboration with an Affiliate or Third Party.    During the Term, and without limitation to the grant of rights in Section 8, Senomyx will have the right to enter into collaborative programs with its Affiliates or with Third parties including, but not limited to, collaborative programs to discover compounds that enhance (i) the [***] taste of products outside the [***] Field; (ii) the taste of [***] and [***] in products outside the [***] Field; (iii) enhance the taste of molecules other than [***] within the [***] Field and [***] and [***] within the [***] Field. However, Senomyx shall notify Nestlé, in writing, prior to entering into a collaborative program with an Affiliate or with a Third party during the Collaborative Period for the discovery of compounds that enhance the [***] taste of products or to enhance the taste of [***] and [***]in products that are not described in the [***] Category, the [***] Category, the [***] Category, the [***] Category, or the [***] Category, of such program and products and if Nestlé does not have, at the time of such notification, plans to commercialize products that would fall under such program and products, Senomyx may enter into such program for such products. If Nestlé has such plans to commercialize products that would fall under such program and products, Nestlé shall notify Senomyx, within [***] of receipt of notification from Senomyx, and the parties will amend the Agreement to add such products to the appropriate Relevant Category.

5.    Law and Regulation.    The Compounds, Selected Compounds, Product Compounds and Materials provided by Senomyx under this Agreement must be used in compliance with all applicable laws and regulations, including, without limitation, all import and export laws and regulations.

6.    Reporting.    Each party will report to the other a written summary of results of research and development work it carries out, if any, under this Agreement within [***] Steering Committee meeting. Each party agrees to prepare and exchange written and electronic reports concerning any results and data that must be used by either party as supporting information for any regulatory filings. The exchange of such report may be reasonably supplemented, at the request of the party receiving a report, by correspondence and/or upon reasonable prior notice, during visits to the other party's facilities where activities referred to in the Research Plans are conducted.

7.    Financial Terms.

        7.1    Annual Research Support.    Each year during the Collaborative Period, Nestlé will pay Senomyx $2,333,333 per year for the Collaborative Programs, [***] for the [***] Program and [***] for the [***] Program. The payments will be made in advance and on an equal quarterly basis. The first payment will be made within [***] following the Effective Date. These payments are inclusive of overhead, labor, and supplies. These payments do not include (i) Nestlé's costs associated with providing support for the collaboration; or (ii) the costs of any unanticipated materials as requested and agreed to by the parties. Additional funding, if any, will be proposed to the Steering Committees and agreed to in writing by the parties.

        7.2    Milestone Payments.    Nestlé will pay Senomyx the following non-creditable, non-refundable milestone payments of USD [***] each within [***] of the occurrence of the following milestone events.

          7.2.1    Milestones for the [***] Program:

            7.2.1(1)    [***] Program milestone 1
                    Deadline:     [***] after the Effective Date of the license Agreement
                    Objective: (i) Identify at least     [***] that [***]; and Initiate [***].

            7.2.1(2)    [***] Program milestone 2
                    Deadline: [***] after achieving     [***]
                    Objective: (i) Identify at least     [***] that [***]; and (ii) Complete [***] and mutually agreed upon [***].

            7.2.1(3)    [***] Program milestone 3
                    Deadline: [***] after achieving     [***]
                    Objective: (i) Selection by Steering Committee of     [***]; (ii) Initiate [***] ; and (iii) [***].

            7.2.1(4)    [***] Program milestone 4
                    Deadline: [***] after achieving     [***]
                    Objective: (i) Receive     [***]; and, (ii) Initiate [***].

          7.2.2    Milestones for the [***] Program:

            7.2.2(1)    [***] Program milestone 1
                    Deadline: [***] after the Effective date     [***]
                    Objective: (i) Develop     [***]; and (ii) Initiate [***].

            7.2.2(2)    [***] Program milestone 2
                    Deadline: [***] after achieving     [***]
                    Objective: (i) Identify at least     [***] that [***]; and (ii) Complete [***]; and, (iii) Complete [***] and mutually agreed upon [***].

            7.2.2(3)    [***] Program milestone 3
                    Deadline: [***] after achieving     [***]
                    Objective: (i) Selection by Steering Committee of     [***]; (ii) Initiate [***] ; and (iii) Initiate [***].

            7.2.2(4)    [***] Program milestone 4
                    Deadline: [***] after achieving     [***]
                    Objective: Receive     [***]; and (ii) Initiate [***].

          7.2.3    In respect of the [***] Program and the [***] Program and in order to achieve the milestone above, Senomyx may decide which of the [***] it wishes to obtain but in any event Senomyx must obtain [***] in order to achieve the relevant milestone referred to above and must obtain the relevant [***] within the time frame referred to in that milestone. Unless terms are specifically agreed in writing between Nestlé and Senomyx, no additional payment will be made by Nestlé (including but not limited to any additional research funding) if [***].

        7.3    Late Achievement of Milestones.    Where a Milestone referred to in Section 7.2 above is not achieved by the Milestone Deadline, then, except to the extent that any such non achievement of a milestone is caused by Nestlé or an unforeseeable event caused by a regulatory body, the milestone payments [***].

        7.4    Royalty for Products.    Nestlé will pay to Senomyx the following earned royalties during the Royalty Term:

          (A)  Nestlé will pay Senomyx a royalty equal to [***] on that portion of total actual [***] of a Product(s) that contains [***] provided, however, that the royalty rate will be equal to [***] on the portion of total annual [***] of a Product(s) that contains [***] .

          (B)  If, after the Decision Date, Nestlé elects to commercialize Product(s) in a Relevant Category, it will act with reasonable diligence to commercialize such Product(s);

          (C)  If Nestlé chooses to commercialize a Product(s) in the [***] Category and Nestlé has not by the end of a [***] period starting from the Decision Date, attained a total amount of [***] of Products within the [***] Category of USD [***], Nestlé shall pay the remaining difference between the total amount of royalties already paid in those [***] and the amount of USD [***] to Senomyx.

          (D)  If Nestlé chooses to commercialize a Product(s) in the [***] Category and Nestlé has not by the end of a [***] period, starting from the Decision Date, attained a total amount of Net Sales of Products within the [***] Category amounting to USD [***] Nestlé shall pay the remaining difference between the total amount of royalties already paid in those [***] and the amount of USD [***] to Senomyx.

          (E)  After the end of the periods specified in (C) and (D) above and for the remainder of the Royalty Term, if Nestlé decides at any time to cease commercializing all [***] Products in a Relevant Category the rights granted to Nestlé by Senomyx under Section 8.1 (C) for [***] Products in such Relevant Category will terminate and revert back to Senomyx and Nestlé's obligations for such [***] Products in such Relevant Category shall be terminated. Likewise, if Nestlé decides at any time to cease commercializing all [***] Products in a Relevant Category the rights granted to Nestlé by Senomyx under Section 8.1 (C) for [***] Products in such Relevant Category will terminate and revert back to Senomyx and Nestlé's obligations for such [***] Products in such Relevant Category shall be terminated.

          (F)  On and from the end of the periods specified in (C) and (D) above and for the remainder of the Royalty Term, and in respect of the [***] Category if, during [***] , Nestlé (through its Affiliates) has not achieved a combined minimum amount of [***] of Products which is equal to or greater than USD [***], then, at Nestlé's option (notified in writing to Senomyx), either: (i) the rights granted to Nestlé by Senomyx under Section 8.1(C) for Products in the [***] Category will terminate and revert back to Senomyx and Nestlé's obligations for such Products in the [***] Category shall be terminated; or (ii) Nestlé will pay to Senomyx an amount of USD [***], such amount to be paid within [***] after Nestlé notifies Senomyx that it has exercised this option. Nestlé will use all reasonable efforts to decide promptly which option to pursue under this Section and in any event if it has not provided written notification to Senomyx within [***] after the last day of [***], then Nestlé's rights referred to in this Section will be automatically terminated as if Nestlé had elected to do so under this Section. Even if Nestlé has exercised its option to retain the licenses referred to in this Section, if Nestlé (through its Affiliates) has not achieved a combined minimum annual amount of [***] of Products which is equal to or greater than USD [***] for [***], the rights granted to Nestlé by Senomyx under Section 8.1 (C) for Products in the [***] Category will terminate and revert back to Senomyx and Nestlé's obligations for such Products in the [***] Category shall be terminated.

          (G)  On and from the end of the periods specified in (C) and (D) above and for the remainder of the Royalty Term, and in respect of the [***] Category if, during a [***] , Nestlé (through its Affiliates) has not achieved a combined minimum amount of [***] of Products which is equal to or greater than USD [***], then, at Nestlé's option (notified in writing to Senomyx), either: (i) the rights granted to Nestlé by Senomyx under Section 8.1(C) for Products in the [***] Category will terminate and revert back to Senomyx and Nestlé's obligations for such Products in the [***] Category shall be terminated; or (ii) Nestlé will pay to Senomyx an amount of USD

  [***], such amount to be paid within [***] after Nestlé notifies Senomyx that it has exercised this option. Nestlé will use all reasonable efforts to decide promptly which option to pursue under this Section and in any event if it has not provided written notification to Senomyx within [***] after the last day of [***], then Nestlé's rights referred to in this Section will be automatically terminated as if Nestlé had elected to do so under this Section. Even if Nestlé has exercised its option to retain the licenses referred to in this Section, if Nestlé (through its Affiliates) has not achieved a combined minimum annual amount of [***] of Products which is equal to or greater than USD [***] for [***], the rights granted to Nestlé by Senomyx under Section 8.1(C) for Products in the [***] Category will terminate and revert back to Senomyx and Nestlé's obligations for such Products in the [***] Category shall be terminated.

        7.5    If at any time during the Royalty Term any other Third Party discovers and is able to commercialize a compound or material which enhances the [***] taste of products with application to products in either the [***] Field or the [***] Field and/or any Third Party rights come into existence over a Selected Compound, Nestlé has [***].

        Any unsolved disputes regarding [***] will be settled in accordance with Section 17.4 or as otherwise mutually agreed upon in writing.

        7.6    Payment Terms.    The royalties due under Section 7 will be paid within [***] after the end of each quarter period of a Calendar Year in which such royalties are earned during the Royalty Term for each Product. With each such quarterly payment, Nestlé will furnish to Senomyx a royalty statement in sufficient detail to permit confirmation of the accuracy of the royalty payment made, which sets forth on a country-by-country basis the relevant sales information, including the total [***] of each such Product sold, [***], the royalties payable in United States dollars, the method used to calculate the royalty, the exchange rate used and other information employed to calculate [***] for such Product.

        7.7    Currency of Payment.    All payments to be made under this Agreement, including the royalties payable to Senomyx by Nestlé, will be paid in Swiss Francs by wire transfer (or other means acceptable to Senomyx) to a bank account designated by Senomyx.

        7.8    Taxes Withheld.    Any income or other tax that Nestlé, or any of its Affiliates is required by a government agency to withhold and pay on behalf of Senomyx with respect to the royalties payable under this Agreement will be deducted from and offset against such royalties prior to remittance to Senomyx; provided, however, that in regard to any tax so deducted, Nestlé will give or cause to be given to Senomyx such assistance as may reasonably be necessary to enable Senomyx to claim exemption from or credit for the tax so deducted, and in each case will promptly furnish to Senomyx proper evidence of the taxes paid on Senomyx's behalf.

        7.9    Late Payment.    In the event that any payment, including royalty payments, due hereunder is not made when due, the payment will accrue interest from that date due at the rate of [***]; provided, however, that in no event will such rate exceed the maximum legal annual interest rate. The payment of such interest will not limit Senomyx from exercising any other rights it may have as a consequence of the lateness of any payment.

        7.10    Records of Unit Sales, Net Sales and Royalty Calculations.    During the Royalty Term and for a period of three years thereafter, Nestlé will keep complete and accurate records of sales and all other information necessary to calculate [***] of each Product in sufficient detail to allow the accrued royalties to be determined accurately in accordance with International Accounting Standards (IAS) and to verify the royalty payments pursuant to Section 7.4. Senomyx, with reasonable written notice to Nestlé, will have the right to cause a nationally recognized independent, certified public accountant that is acceptable to both parties to audit such records at the place or places of business where such records are customarily kept in order to verify the accuracy of the reports of [***] and royalty payments. Such accountant must execute a confidentiality agreement prior to entering Nestlé's premises, obligating such accountant to keep all information disclosed to it confidential and will only be permitted to disclose to Senomyx the extent of any discrepancy between royalty payments made by Nestlé under this Agreement and the actual royalty required to be so paid. Senomyx will bear the reasonable cost of such audit unless such audit discloses a variance of more than [***] in Senomyx's favor from the amount of the royalties due under this Agreement, in which event, Nestlé will bear the reasonable cost of such audit. In all events, Nestlé will pay any underpayment with interest in accordance with Section 7.9. Senomyx agrees not to disclose Confidential Information concerning royalty payments reports, and all other information learned in the course of an audit or inspection, except to the extent necessary for Senomyx to enforce its rights under this Agreement or if disclosure is required by law.

8.    Grants.    Subject to the terms and conditions of this Agreement, Senomyx hereby grants to Nestlé and Nestlé hereby grants to Senomyx the following rights:

        8.1    Grant of Rights regarding Compounds, Selected Compounds and Products:

        Subject to the terms and conditions of this Agreement, Senomyx hereby grants to Nestlé the following rights as of the later of thirty days after execution of this Agreement or of the expiration of the waiting period under the under the Hart Scott Rodino Act, if any notification and report under that Act is required:

          (A)  a non-exclusive, nontransferable (except as permitted under Section 17.12), worldwide license under the Senomyx Technology to use Compound(s) discovered under the [***] Program for evaluation in the [***] Field; and Senomyx hereby grants to Nestlé a nonexclusive, nontransferable (except as permitted under Section 17.12), worldwide license under the Senomyx Technology to use Compound(s) discovered under the [***] Program for evaluation in the [***] Field;

          (B)  an exclusive, nontransferable (except as permitted under Section 17.12), worldwide license under the Senomyx Technology to use [***] Compound(s) solely for non-commercial development of [***] Products in the [***] Field; and Senomyx hereby grants to Nestlé an exclusive, nontransferable (except as permitted under Section 17.12), worldwide license under the Senomyx Technology to use [***] Compound(s) solely for non-commercial development of [***] Products in the [***] Field; and

          (C)  an exclusive, nontransferable (except as permitted under Section 17.12), worldwide license under the Senomyx Technology to make, have made, use, sell, offer for sale, have sold, import and export [***] Products for the [***] Field; and Senomyx hereby grants to Nestlé an exclusive, nontransferable (except as permitted under Section 17.12), worldwide license under the Senomyx Technology to make, have made, use, sell, offer for sale, have sold, import and export [***] Products for the [***] Field.

        8.2    Limitations to Licenses.    Except as provided below, Nestlé may not sublicense its rights under Section 8 to Third Parties. Nestlé may sub-license its rights under Section 8 to Affiliates on the condition that Nestlé assumes the responsibility for the due performance by Affiliates under a sub-license of the obligations imposed upon Nestlé in the license under this Agreement. Nestlé agrees to be responsible for and to guarantee due payment of royalties on sales of Products containing Compounds by Affiliates.

        8.3    If Nestlé identifies any Nestlé Technology that may be relevant or useful for the research purposes under this Agreement, Senomyx may request a license of the relevant Nestlé Technology and Nestlé may in its sole discretion grant a license of the Nestlé Technology. Where Nestlé consents to a license in this Section 8.3, Nestlé will grant a fully paid, non-exclusive, non-transferable license to use the relevant Nestlé Technology for research purposes. For the avoidance of doubt this license will not include the right to sub-license unless Nestlé gives its consent, which may be withheld for any reason.

9.     Ownership of Intellectual Property.

        9.1    Transfer of Rights.    Senomyx retains all rights in Senomyx Technology not expressly licensed or assigned in this Agreement. Except as otherwise expressly provided in this Agreement, nothing in this Agreement is intended to convey or transfer ownership or the grant of any license or sublicense by one party to the other party of any rights in any Confidential Information, Patent Rights or Know-How Controlled by a party.

        9.2    Senomyx Inventions.    Senomyx will own all Inventions and other Know-How made solely by its employees and agents and all Patent Rights claiming such Inventions and Know-How.

        9.3    Nestlé Inventions.    Nestlé will own all Inventions and other Know-How made solely by its employees and agents, and all Patent Rights claiming such Inventions and Know-How.

        9.4    Joint Inventions.    All Inventions conceived jointly by employees or agents of Senomyx and employees or agents of Nestlé (the "Joint Inventions") and all Joint Patent Rights will be owned jointly by Nestlé and Senomyx. United States intellectual property ownership laws will determine ownership of patentable inventions, including but not limited to, joint and several ownership for Joint Inventions. Nestlé hereby irrevocably assigns to Senomyx all interest in and to any Joint Inventions that consist of improvement to Senomyx Technology, Compounds, Product Compounds or Selected Compounds and uses thereof, and all Joint Patent Rights claiming such Joint Inventions, subject to the licenses granted to Nestlé under Section 8. In the event that Nestlé is legally unable to assign such rights to Senomyx, then Nestlé agrees either to waive the enforcement of such rights against Senomyx and any sublicensees and assignees, or to grant Senomyx an exclusive, irrevocable, perpetual, worldwide, fully-paid license, with right to sublicense through multiple tiers of sublicense, to such rights. Senomyx hereby irrevocably assigns to Nestlé all interest in and to any Joint Inventions that consist of improvement to Nestlé Technology and uses thereof, and all Joint Patent Rights claiming such Joint Inventions, subject to the licenses granted to Senomyx under Section 8. In the event that Senomyx is legally unable to assign such rights to Nestlé, then Senomyx agrees either to waive the enforcement of such rights against Nestlé and any sublicensees and assignees, or to grant Nestlé an exclusive, irrevocable, perpetual, worldwide, fully-paid license, with right to sublicense through multiple tiers of sublicense, to such rights.

        9.5    Other Inventions.    Any Inventions not included in Sections 9.2, 9.3, or 9.4 will be owned by their inventors.

        9.6    Inventorship and Assignment.    United States patent law will determine inventorship of patentable inventions. Senomyx and Nestlé agree to execute all documentation necessary to perfect all assignments of Inventions, Know-How and Patent Rights contemplated in this Agreement.

        9.7    Markings.    Nestlé agrees where it is reasonable and practical to do so to mark and to cause any Affiliate or sublicensee to mark any Product (or their containers or labels) made, sold or otherwise disposed of by it or them with any notice of Patent Rights necessary or desirable under applicable law to enable the Senomyx Patent Rights or Joint Patent Rights, as applicable, to be enforced to their full extent in any country where Products are made used or sold. In addition, where it is reasonable and practical to do so, and where the parties have mutually agreed, Nestlé will mark and to cause any Affiliate or sublicensee to mark any Product (or their containers or labels) made, sold or otherwise disposed of by it or them with the trademark of Senomyx (the "Trademark"). Subject to the terms and conditions of the Agreement, Senomyx hereby grants to Nestlé a royalty free non-exclusive, nontransferable (except as permitted under Section 17.12) worldwide license to use the Trademark during the Term solely in connection with the marketing and sale of the Products; provided, however, that: (i) Nestlé must comply with all applicable laws and regulations with respect to the Trademark and must not do or suffer to be done any act or thing that would impair Senomyx's rights; and (ii) Nestlé agrees not to adopt or use any other trademark, words or symbol that features or includes the word Senomyx or any marks which are confusingly similar to the Trademark.

10.   Treatment of Confidential Information; Publicity.

        10.1    Confidentiality.    Subject to the terms and conditions of this Agreement, Senomyx and Nestlé each agree that, during the Term and for a period of [***] thereafter, it will keep confidential, and will cause its Affiliates to keep confidential, all Confidential Information that is disclosed to it or to any of its Affiliates by the other party. Neither Senomyx nor Nestlé nor any of their respective Affiliates will use the other party's Confidential Information except as expressly permitted in this Agreement.

        10.2    Disclosure to Related Parties.    Senomyx and Nestlé each agree that any disclosure of the other party's Confidential Information to any officer, employee, contractor, consultant, sublicensee or agent of the other party or to any of its Affiliates will be made only if and to the extent necessary to carry out its responsibilities under this Agreement and to exercise the rights granted to it hereunder, will be limited to the extent consistent with such responsibilities and rights, and will be provided only to such persons or entities who are under an obligation of confidentiality no less stringent than as set forth in this Agreement. Each party will use reasonable efforts to take such action, and to cause its Affiliates to take such action, to preserve the confidentiality of each other's Confidential Information, which will be the same efforts as it would customarily take to preserve the confidentiality of its own Confidential Information.

        10.3    Return of Confidential Material Upon Termination.    Upon termination of this Agreement, each party, upon the other party's request, will return or destroy all Confidential Information received from the other party pursuant to this Agreement, including all copies and extracts of documents, within thirty days of the request of the other party; provided, however, one copy of the Confidential Information may be retained in a secure location with limited access for legal purposes only.

        10.4    Exceptions to Confidential Information.    Confidential Information will not include any information, which the receiving party can prove by competent written evidence:

          (A)  is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available;

          (B)  is known by the receiving party at the time of receiving such information, as evidenced by its records;

          (C)  is hereafter furnished to the receiving party without restriction as to disclosure or use by a Third Party lawfully entitled to furnish such information;

          (D)  is independently developed by the employees, agents or contractors of the receiving party without the aid, application or use of the disclosing party's Confidential Information; or

          (E)  is the subject of a written permission to disclose provided by the disclosing party.

        A party may also disclose Confidential Information of the other party where required to do so by law or legal process; provided, however, that, in such event, the party required to disclose such information must give advance written notice of such disclosure to the other party and must cooperate with the other party's efforts to seek, at the request and expense of the other party, all confidential treatment and protection for such disclosure as is permitted by applicable law.

        10.5    Confidential Financial Information.    The parties agree that the material financial terms of this Agreement will be considered Confidential Information of both parties. Notwithstanding the foregoing, either party may disclose such terms in legal proceedings or as are required to be disclosed in its financial statements, by law, or under an obligation of confidentiality to bona fide potential sublicensees. Subject to prior written approval, either party will have the further right to disclose the material financial terms of this Agreement under an obligation of confidentiality to any potential acquirer, merger partner, bank, venture capital firm, or other financial institution to the extent necessary to obtain financing. Notwithstanding the foregoing, Senomyx will issue a press release to announce the execution of this Agreement and the material terms; provided, however, that such material terms shall be subject to the prior written consent of Nestlé. Thereafter, Nestlé and Senomyx may each disclose to Third Parties the information contained in such press release without the need for further approval by the other party.

        10.6    Confidential Research Information.    The parties agree that all results and data generated from the research by a party under the Collaborative Programs will be owned exclusively by that party and considered Confidential Information of that party subject to the confidentiality requirements of Section 10. Nestlé will not provide to a Third Party any Materials provided by Senomyx to Nestlé nor will Senomyx provide to a Third Party any Materials provided by Nestlé.

        10.7    Permitted Use and Disclosures.    Each party may use or disclose Confidential Information disclosed to it by the other party to the extent such information is included in the Nestlé Technology, Senomyx Technology or Joint Patent Rights, and to the extent such use or disclosure is reasonably necessary and permitted in the exercise of the rights granted hereunder in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations, or court orders or otherwise submitting information to tax or other governmental authorities, conducting clinical trials, submitting information for food additive approval applications, or making a permitted sublicense or otherwise exercising rights expressly granted to the other party pursuant to the terms of this Agreement; provided, however, that if a party is required to make any such disclosure of the other party's Confidential Information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice of such disclosure to the other party, and will request the prior approval of the other party (such approval not to be unreasonably withheld) Where any such disclosure of Confidential Information is approved, that party disclosing confidential information will disclose only the minimum necessary to comply with such requirements.

        10.8    Use of Data for Promotional Purposes.    Either party may (i) make public statements regarding Compounds, Selected Compounds, Product Compounds or Products by announcing the achievement of milestones, following consultation with the other party and with the prior written consent of the other party, and (ii) without the prior consent of the other party, make public statements regarding the overall success rate(s) achieved by and/or for its customers with the use of the Senomyx Technology; provided, however, that it may not disclose any chemical structures, screens or the other party's identity.

        10.9    Publication of Results.    Subject to this Section 10, results and data obtained by either party in the course of the collaboration may be submitted for publication by Senomyx in accordance with Senomyx's customary practices. Senomyx will send a copy of the proposed publication to Nestlé and will allow Nestlé [***] from the date of receipt for review, and comment. Nestlé may, within such [***] period object to the proposed publication on the grounds that the publication contains Confidential Information in which case any such data determined in fact to be Confidential Information shall be removed from the publication before it is published.

        10.10    Publicity.    Except as required by law and as provided in this Section 10, neither party may make any public announcement or otherwise disclose the terms of this Agreement without the prior written consent of the other party, which consent will not be unreasonably withheld.

11.   Intellectual Property Enforcement and Defense of Claims.

        11.1    Intellectual Property Enforcement.    Subject to the Third Party obligations of Senomyx, each party will have the right, but not the obligation, to bring proceedings against any Third Party for the inappropriate use, including patent infringement, of Patent Rights solely Controlled by it, at its own risk and expense. If either party brings such an action, such party will be entitled to control such action, hire and retain counsel, make decisions, settle on any terms, and retain any and all awards or damages obtained in any such proceeding. At the request and expense of either party, the other party will give the requesting party all reasonable assistance required to file and conduct any such proceeding.

        11.2    Defense of Infringement Claims for Senomyx Technology.    Nestlé will cooperate with Senomyx, at Senomyx's expense, in the defense of any suit, action or proceeding against Nestlé or Senomyx or Senomyx's Affiliates alleging the infringement of the intellectual property rights of a Third Party by reason of Nestlé's or Senomyx's use of any Senomyx Technology licensed to Nestlé under this Agreement. The parties must notify each other promptly in writing of the commencement of any such suit, action, proceeding or claim of infringement. Nestlé will give to Senomyx full and sole authority, information and assistance necessary to defend, hire counsel, make decisions or settle on any terms any such suit, action or proceeding and Nestlé will execute all documents, provide pertinent records, and take all other actions, including requiring persons within its control to give testimony, which may be reasonably required in connection with the defense or settlement of such litigation.

        11.3    Defense of Infringement Claims for Nestlé Technology.    Senomyx will cooperate with Nestlé, at Nestlé's expense, in the defense of any suit, action or proceeding against Senomyx or Nestlé alleging the infringement of the intellectual property rights of a Third Party by reason of Nestlé's or Senomyx's use of any Nestlé Technology licensed to Senomyx under this Agreement. The parties must notify each other promptly in writing of the commencement of any such suit, action, proceeding or claim of infringement. At the expense of Nestlé, Senomyx will give to Nestlé full and sole authority, information and assistance necessary to defend, hire counsel, make decisions or settle on any terms any such suit, action or proceeding and Nestlé will execute all documents, provide pertinent records, and take all other actions, including requiring persons within its control to give testimony, which may be reasonably required in connection with the defense or settlement of such litigation.

12.   Patent Prosecution and Maintenance.

        12.1    Prosecution of Patents.    Senomyx will be responsible for the payment of out-of-pocket costs and expenses Senomyx will incur in, filing, prosecuting (including an opposition or interference) and maintaining Senomyx Patents; provided, however, that Patents covering Product Compounds licensed by Senomyx to Nestlé for use within the [***] Field and the [***] Field, will be the responsibility of Nestlé and Senomyx, [***]. Nestlé will cooperate in the filing, prosecution and maintenance of Patents.

        12.2    Inventions under Collaboration.    The control and expense of the filing, prosecution and maintenance of any Patent Rights or other intellectual property rights claiming Inventions that are not covered under section 12.1 will be as follows:

          (A)    Sole Inventions.    The control and expense of the filing, prosecution (including an opposition or interference) and maintenance of Patent Rights or other intellectual property rights claiming Inventions that are made solely by a party will be the sole responsibility of the party that made such Invention, and the party not filing the patent application will cooperate in such filing, prosecution and maintenance.

          (B)    Joint Inventions.    Senomyx will have the first right to file, prosecute (including an opposition or interference) and maintain Joint Patent Rights or other intellectual property rights claiming Inventions that are made jointly by the parties. Nestlé will cooperate in, the filing, prosecution and maintenance of Joint Patent Rights and will share equally in the expenses incurred with respect to the maintenance of Joint Patent Rights.

13.    Manufacturing.    The parties will collaborate to identify a manufacturer and/or enter into supply and manufacturing agreements with a mutually agreed upon Third Party(ies) regarding Product Compounds; provided however: (i) Senomyx will have the option to manufacture any such Product Compounds, subject to provisions of cost, quality and quantity and (ii) Nestlé may manufacture (or procure that an Affiliate or any Third Party may manufacture) Product Compounds where Nestlé can demonstrate that it, or any such Affiliate or Third Party can manufacture Product Compounds [***].

14.   Term and Termination.

        14.1    Term.    The term of this Agreement will begin on the Effective Date and will continue through the end of the Royalty Term, unless terminated earlier in accordance with the provisions of Section 14.2, 14.3 or 14.4 (the "Term").

        14.2    Termination by Nestlé.    Nestlé will have the right to terminate this Agreement without cause at any time upon sixty days written notice, provided, however, if such termination occurs prior to the end of the Collaborative Period Nestlé must provide additional research funding in accordance with Section 7.1 for a period of [***] from the date of termination.

        14.3    Termination By Mutual Agreement.    The parties may terminate this Agreement at any time, in whole or in part, by mutual written agreement executed by both parties.

        14.4    Termination for Breach.    Either party has the right to terminate this Agreement at any time for a material breach of this Agreement by the other party, provided that the breaching party has not cured such breach within sixty days after written notice of the breach by the non-breaching party. The non-breaching party, upon termination of this Agreement, may seek actual or general damages and remedies available to it at law or in equity. NEITHER PARTY WILL SEEK PUNITIVE DAMAGES.

15.   Effect of Termination.

        15.1    Upon termination of this Agreement pursuant to Section 14, Nestlé will have no right to practice within or use of the Senomyx Technology, and all rights, title and interest in and to the Senomyx Technology will revert to and become the sole property of Senomyx, unless otherwise agreed upon in writing by the parties on or before the effective date of such termination. Nothing in this Section 15.1 prevents or limits Nestlé and its Affiliates from selling Products which at the date of termination have already been or are in the process of being manufactured.

        15.2    Expiration or termination of this Agreement will not relieve the parties of any obligation accruing prior to such expiration or termination.

        15.3    Survival.    The obligations and rights of the parties under Sections 7.9, 9.1 through 9.7, 10, 15, 16.2(B), 16.3, 16.4(B), 16.5, 17, and Appendix A, will survive termination or expiration of this Agreement.

16.   Warranties and Indemnification.

        16.1    Mutual Representations and Warranties.    The parties make the following representations and warranties to each other:

          (A)    Corporate Power.    Each party hereby represents and warrants that as of the Effective Date such party (i) is duly organized and validly existing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions of this Agreement; (ii) has the requisite power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (iii) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse effect on its ability to perform its obligations under this Agreement.

          (B)    Due Authorization.    Each party hereby represents and warrants that as of the Effective Date such party (i) has the requisite power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder; and (ii) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and to authorize the performance of its obligations hereunder and the grant of rights extended by it hereunder.

          (C)    Binding Agreement.    Each party hereby represents and warrants to the other that as of the Effective Date (i) this Agreement has been duly executed and delivered on its behalf and is a legal and valid obligation binding upon it and is enforceable in accordance with its terms; (ii) the execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it; and (iii) all necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by it in connection with the Agreement have been obtained.

        16.2    Warranties Regarding Senomyx Technology.    Senomyx warrants to Nestlé as of the Effective Date the following:

          (A)    Senomyx as of the Effective Date:    (i) Senomyx has the lawful right to license the Senomyx Technology to Nestlé in accordance with the terms of this Agreement; (ii) Senomyx is not aware of any third party patent or application for patent that would impair Nestlé's ability to commercialize the Senomyx Patent Rights or the Senomyx Technology (iii) to the best of knowledge of Senomyx no Third Party suit exists relating to the Senomyx Patent Rights or the Senomyx Technology, nor is Senomyx aware of any threats or warnings of such Third Party suit; (iv) no license of the Senomyx Technology to any Third Party or any use by Senomyx of the Senomyx Technology will, as of the Effective Date and for the duration of the Royalty Term prevent, limit or in any way interfere with the use and exploitation by Nestlé and its Affiliates of the rights licensed to them under Section 8 of this Agreement; and (v) for the purpose of allowing Nestlé to exploit fully the licenses given to it in this Agreement and without limitation to the representation in Section (iv) above, Senomyx has not as of the Effective Date and will not for the duration of the Royalty Term, enter into any research program or grant any rights in Senomyx Technology to any Third Party for the following products: seasonings or seasoning blends for use as a seasoning and sold separately as a seasoning or seasoning mix.

          (B)    EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SENOMYX (INCLUDING ITS OFFICERS, EMPLOYEES AND AGENTS) EXPRESSLY DISCLAIMS ANY REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, RELATING TO SENOMYX TECHNOLOGY. SENOMYX FURTHER DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY (i) OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF SENOMYX TECHNOLOGY OR SENOMYX PATENT RIGHTS; (ii) THAT THE PRACTICE OF SENOMYX TECHNOLOGY WILL NOT INFRINGE A PATENT, COPYRIGHT, TRADEMARK OR OTHER RIGHT OF A THIRD PARTY; AND (iii) REGARDING THE PATENTABILITY OF ANY SENOMYX TECHNOLOGY, INCLUDING SENOMYX TECHNOLOGY CLAIMED IN PATENT APPLICATIONS AS PART OF SENOMYX PATENT RIGHTS.

        16.3    Senomyx Indemnification.    Senomyx hereby agrees to defend and indemnify Nestlé, and its respective officers, directors, employees, and agents (collectively, the "Nestlé Indemnitees") from and against all damages or other amounts payable to a Third Party, including reasonable attorneys' fees and costs of litigation, resulting from a claim, demand, action, suit or other proceeding brought or threatened by a Third Party against a Nestlé Indemnitee based on Senomyx's negligence, willful misconduct relating to Senomyx's performance, failure to perform or breach under this Agreement including a breach of warranty. SENOMYX WILL NOT BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES SUFFERED BY NESTLÉ RESULTING FROM THIS AGREEMENT UNLESS RESULTING SOLELY FROM THE ACTION OR INACTION OF SENOMYX.

        16.4    Nestlé Indemnification of Senomyx.    Nestlé hereby agrees to indemnify, defend and hold Senomyx, and its respective officers, directors, employees and agents (collectively, the "Senomyx Indemnitees") harmless from and against all damages, losses, liabilities, expenses and costs or other amounts payable to a Third Party, including reasonable attorneys' fees and costs of litigation, resulting from a claim, demand, action, suit or other proceeding brought or threatened by a Third Party against a Senomyx Indemnitee based on (i) any development, manufacture, use, handling, storage, sale, or other disposition of a Selected Compound, Product Compound by or through Nestlé or its Affiliates or its permitted sublicensees (ii) a product liability claim on any Product using the Product Compound (iii) the practice by Nestlé of any license granted hereunder, or (iv) infringement by Nestlé of Patent Rights of any Third Party; except to the extent such damages or other amounts payable are attributable to: (a) the development, manufacture or formulation, of a Selected Compound conducted solely by a Senomyx Indemnitee; (b) the development, manufacture or formulation of Product Compound conducted solely by a Senomyx Indemnitee: or (c) the development, manufacture or formulation of Product conducted solely by a Senomyx; (d) a violation of any contractual or fiduciary duty owed by any Senomyx Indemnitee to a Third Party, (e) any breach of this Agreement by a Senomyx Indemnitee or a misrepresentation by Senomyx in this Agreement, or (f) trade secret misappropriation or patent infringement by a Senomyx Indemnitee covered by a Third Party's Patent Rights. IN NO EVENT WILL NESTLÉ BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES SUFFERED BY SENOMYX RESULTING FROM THE EXERCISE OF ANY RIGHTS GRANTED IN ACCORDANCE WITH THIS AGREEMENT UNLESS RESULTING SOLELY FROM THE ACTION OR INACTION OF NESTLE.

17.   Miscellaneous.

        17.1    Force Majeure.    Neither party will lose any rights hereunder or be liable to the other party for damages or losses on account of failure of performance by the defaulting party (other than a payment default) if the failure is occasioned by war, fire, explosion, flood, (e.g. El Niño), earthquake, strike, lockout, embargo, act of God, or any other similar cause beyond the control of the defaulting party; provided, however, that the party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure and thereafter takes all reasonable steps to mitigate any such delay in performance hereunder and any damages that may be incurred by the other party thereby.

        17.2    Governing Law and Jurisdiction.    This Agreement will be governed by the laws of California, U.S.A., as such laws are applied to contracts entered into and to be performed entirely within such state.

        17.3    Binding Effect.    This Agreement will be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Agreement will be void.

        17.4    Dispute Resolution.    The parties recognize that disputes as to certain matters may from time to time arise during the Term, which relate to either party's rights and/or obligations hereunder ("Disputes"). It is the objective of the parties to establish procedures to facilitate the resolution of Disputes arising under this Agreement in an expedient manner by mutual cooperation and negotiation. The parties agree that prior to any arbitration concerning this Agreement, Senomyx's [***] and [***] from Nestlé's will meet in person or by video-conferencing in a good faith effort to resolve any disputes concerning this Agreement. Within [***] of a formal request by either party to the other party, either party may, by written notice to the other party, have such dispute referred to their respective officers designated or their successors, for attempted resolution by good faith negotiations, such good faith negotiations to begin within [***] after such notice is received. If the Dispute is not settled by negotiations as described above, within [***] of the receipt by one party of the notice from the other party requesting such negotiations, then the parties shall attempt to settle the Dispute by mediation in accordance with the Model Mediation Procedure of the Centre for Dispute Resolution, Princes House, 95 Gresham Street, London EC2V 7NA 7 ("CEDR"). To initiate a Mediation, a party must give notice in writing ("ADR Notice") to the other party requesting Mediation in accordance with CEDR Rules. The Mediation shall be held at a venue or venues in London, England, agreed by the parties or, in default of agreement, selected by CEDR. If there is any point on the conduct of the Mediation (including the nomination of the Mediator) upon which the parties cannot agree within [***] from the date of the ADR Notice, CEDR will, at the written request of a party, decide that point for the parties, having consulted with them. The Mediation will start no later than [***] after the date of the ADR Notice. If the parties have not settled the Dispute within [***] of the date of the ADR Notice then the Dispute shall be exclusively and finally settled between the parties or the designated officers of the parties pursuant to this Section 17.4 will be resolved by final and binding arbitration under the Rules of Conciliation and Arbitration of the International Chamber of Commerce (hereinafter referred to as "the ICC") conducted in London, United Kingdom (unless the parties mutually agree to another location) The arbitration will be conducted by three arbitrators who are knowledgeable in the subject matter at issue in the dispute. Senomyx will select one arbitrator, and one arbitrator will be selected by Nestlé. The third arbitrator will be selected by mutual agreement of the two arbitrators selected by the parties. In conducting the arbitration, the arbitrators will (i) determine what discovery will be permitted, consistent with the goal of limiting the cost and time which the parties must expend for discovery (and provided that the arbitrators will permit such discovery they deem necessary to permit an equitable resolution of the dispute), (ii) ensure that the total time of the arbitration from filing to a final decision or executed settlement agreement is less than [***], and (iii) be able to decree any and all relief of an equitable nature, including, but not limited to, such relief as a temporary restraining order, a preliminary injunction, a permanent injunction, specific performance or repletion of property.

The arbitrators will also be able to award actual or general damages, but will not award any other form of damage (e.g., consequential, punitive or exemplary damages). The parties will share equally the arbitrator's fees and expenses pending the resolution of the arbitration. The decision of the arbitrators will be final and binding on the parties and may be sued on or enforced by the party in whose favor it runs in any court of competent jurisdiction at the option of such party. Notwithstanding anything to the contrary in this Section 17.4, either party may seek immediate injunctive or other interim relief from any court of competent jurisdiction with respect to any breach of Sections 9 or 10, or otherwise to enforce and protect the Patent Rights, copyrights, trademarks, or other intellectual property rights Controlled by such party. In addition, arbitration will not be used to resolve disputes concerning Patent Rights. Disputes concerning Patent Rights, including, but not limited to, disputes concerning patent ownership, claim language, claim scope and issues of validity will be settled in a court of law. Any arbitration ruling that relies on an interpretation of Patent Rights will have no binding effect in a court of law on any Patent Rights related to this Agreement, unless such Patent Rights have been adjudicated in a court of law. In no event will a demand for arbitration be made after the date when the institution of a legal or equitable proceeding based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations. Notwithstanding the foregoing or the outcome of the arbitration proceeding, each party shall bear its own expenses including, without limitation, attorneys fees and court costs, even if the arbitrators have the discretion to award such fees and costs to the prevailing party. We are continuing to review this section, thus, we reserve the right to change at a later date.

        17.5    Severability.    If any term, covenant or condition of this Agreement or the application of it to any party or circumstance is, to any extent, held to be invalid or unenforceable, then the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, will not be affected thereby and each term, covenant or condition of this Agreement will be valid and enforced to the fullest extent permitted by law; the parties covenant and agree to renegotiate any such term, covenant or condition or the application of them in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application of them that is invalid or unenforceable, it being the intent of the parties that the basic purposes of this Agreement are to be effectuated.

        17.6    Independent Contractors.    It is expressly agreed that Nestlé and Senomyx will be independent contractors and that the relationship between the parties will not constitute a partnership or agency of any kind. Neither Nestlé nor Senomyx will have the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding on the other party, without the prior written authorization of the other party to do so.

        17.7    Entire Agreement; Amendment.    This Agreement sets forth all of the covenants, promises, agreements, warranties, representations, conditions and understandings between the parties, and supersedes and terminates all prior agreements and understandings between the parties, with respect to the subject matter of this Agreement. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the parties other than as set forth in this Agreement. No subsequent alteration, amendment, change or addition to this Agreement will be binding upon the parties unless reduced to writing and signed by the respective authorized officers of the parties. This Agreement will not be strictly construed against either party. Any conflict between the terms set forth in the text of this Agreement and the terms of any Appendix will be resolved in favor of the text of this Agreement.

        17.8    Waiver.    Except as specifically provided for in this Agreement, the waiver from time to time by either of the parties of any rights or the failure to exercise any remedy will not operate or be construed as a continuing waiver of the same right or remedy or any of the other of such party's rights or remedies provided in this Agreement.

        17.9    Construction.    The term "Article" or "Section" can refer to any single paragraph level found in this Agreement or any collection of multiple paragraphs under them.

        17.10    No Third Party Beneficiaries.    No Third Party, including any employee of any party to this Agreement (except as specifically provided in this Agreement), will have or acquire any rights by reason of this Agreement. Nothing contained in this Agreement will be deemed to constitute the parties partners with each other or any Third Party.

        17.11    Notices.    Any notices or communications provided for in this Agreement to be made by either party to the other party must be in writing, in English, and will be made by prepaid air mail or overnight carrier with return receipt addressed to the other party at its address set forth below. Any such notice or communication may also be given by hand, or facsimile to the appropriate designation. Notices will be sent:

If to Senomyx, to:	Senomyx, Inc. 11099 North Torrey Pines Road La Jolla, CA 92037 Facsimile number: (858) 404-0750 Attention: Corporate Counsel with a copy to the President
If to Nestlé, to:
Nestlé S.A..
Avenue Nestlé
CH-1800
Vevey, Switzerland
Facsimile number: +41 21 921 1885
Attention: Vice President, Head of Research and Development with a copy to Executive Vice President Corporate Technical, Production and Research and Development

        By like notice, either party may specify or change an address to which notices and communications must be thereafter sent. Notices sent by mail, facsimile or overnight carrier will be effective upon receipt and notices given by hand will be effective when delivered.

        17.12    Assignment.    Notwithstanding any provision of this Agreement to the contrary, neither party may assign any of its rights or obligations under this Agreement in any country to any Third Party without the prior written consent of the non-assigning party, which consent will not be unreasonably withheld; provided, however, that either party may assign its rights and obligations under this Agreement without the consent of the other party (i) to a successor to substantially all of the business of such party to which this Agreement relates, whether by merger, sale of stock, sale of assets or other transaction or (ii) to any Affiliate. In the event of such transaction, however, intellectual property rights (including Know-How) of a party to such transaction other than one of the parties to this Agreement will not be included in the technology licensed under this Agreement. Notwithstanding the foregoing, any such assignment to an Affiliate will not relieve the assigning party of its responsibilities for performance of its obligations under this agreement. This Agreement will survive any merger or consolidation of either party with or into another party and no consent for any such merger, consolidation or similar reorganization will be required hereunder.

        17.13    Counterparts.    This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties, through their authorized officers, have executed this Agreement as of the Effective Date.

NESTEC LTD.
By:	/s/ [Text Illegible]
Title:	Vice President
Date:	18th April, 2002
SENOMYX, INC.
By:	/s/ PAUL A. GRAYSON
Title:	Chairman and CEO
Date:	18th April, 2002

COLLABORATIVE RESEARCH AGREEMENT

APPENDIX A—DEFINITIONS

        "Affiliate" means any corporation, company, partnership, joint venture, association or other entity, which directly or indirectly controls, is controlled by or is under common control with a party. As used in this definition, the term "control" means direct or indirect beneficial ownership of more than fifty percent (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of the outstanding securities having voting rights for the election of directors in a corporation or of the comparable equity interest in any other type of entity.

        "Agreement" means this agreement, together with all appendices attached to it, as it may be amended or supplemented from time to time hereafter by a written agreement executed by authorized representatives of both parties.

        "[***] Category" means [***] Wet Soup Category, [***] Dehydrated and Culinary Category.

        "Calendar Year" means a twelve-month period beginning on January 1st and ending on December 31st.

        "Collaborative Period" means the period beginning on the Effective Date and ending 36 months thereafter, unless earlier terminated in accordance with Section 14.

        "Collaborative Programs" means the [***] Program and the [***] Program. Each Collaborative Program may be referred to nonspecifically as "Collaborative Program".

        "Collaborative Protocols" has the meaning set forth in Section 3.1.

        "Compound(s)" means molecules synthesized or acquired in the course of the Collaborative Program wherein such molecules provide the desired enhancement and can be produced at or less than the Maximum Compound Cost.

        "Confidential Information" means all information, Inventions and Know-How disclosed by one party to the other party pursuant to this Agreement, including, without limitation, information and material (whether or not patentable) regarding technology, products, research, development, manufacturing, marketing, finances, personnel or other business information or objectives. Notwithstanding the foregoing to the contrary, Inventions, Know-How or other information which is orally, electronically or visually disclosed by a party, will constitute Confidential Information of a party if the disclosing party, within thirty days after such disclosure, delivers to the other party a written document or documents describing the Inventions, Know-How or other information and referencing the place and date of such oral, visual, electronic or written disclosure and the names of the persons to whom such disclosure was made.

        "Control" or "Controlled" means, with respect to intellectual property, possession by a party, as of the Effective Date or during the Collaborative Period, of the ability to grant a license or sublicense in accordance with the terms of this Agreement, without violating the terms of any agreement by such party with any Third Party that is in effect on the Effective Date.

        "Dehydrated and Culinary Food Category" means:

            (i)  [***];

           (ii)  [***]; and

          (iii)  [***];

provided, however, that the Dehydrated and Culinary Food Category does not include any soup denominated products described in the Wet Soup Category.

        "Effective Date" means the date that this Agreement is signed by the last party to sign below.

        "[***] Regulatory Approval" means regulatory approval by a relevant regulatory body in at least one of the following countries of the [***].

        "Frozen Food Category" means [***].

        "[***]" means a "[***]," as determined by an expert panel qualified in accordance with the [***] guidelines or as determined by a regulatory authority.

        "Invention" means any invention, including any new and useful process, method, or composition of matter, or improvement, whether or not patentable, made in the course of the Collaborative Programs.

        "Joint Invention" has the meaning set forth in Section 9.4.

        "Joint Patent Rights" means all Patent Rights containing one or more claims to a Joint Invention.

        "Know-How" means information and data, whether or not patentable, which is not generally known to the public, including, without limitation, designs, concepts, formulae, software, techniques, practices, processes, methods, knowledge, skill, experience, expertise, technical information, Materials and data, including pharmacological, toxicological and clinical test data, analytical and quality control data, patent and legal data or marketing, sales and manufacturing data.

        "Materials" mean antagonists, agonists, inhibitors, compounds, and chemicals, including without limitation, Compounds, Selected Compounds, and Product Compounds.

        "Maximum Compound Cost" means [***].

        "Nestlé Know-How" means, to the extent useful for purposes of the activities to be conducted under this Agreement, Know-How, including compounds Controlled by Nestlé.

        "Nestlé Patent Rights" means, to the extent useful for purposes of the activities to be conducted under this Agreement, Patent Rights Controlled by Nestlé, including, without limitation, any Patent Rights containing one or more claims to an Invention made solely by employees or agents of Nestlé, but excluding any Joint Patent Rights.

        "Nestlé Technology" means Nestlé Patent Rights and Nestlé Know-How.

        "[***]" means, with respect to a Product, the [***] of any sales or any other transfer by Nestlé and its Affiliates and/or permitted sublicensees, less the following items:

            (i)  [***];

           (ii)  [***]; and

          (iii)  [***] IAS (International Accounting Standards) principles.

[***] will be determined from the books and records of Nestlé, its Affiliates and/or its permitted sublicensees, maintained in accordance with IAS.

        "New Category" means products other than those products currently known and available to consumers in the the [***] Category, Frozen Food Category, the Wet Soup Category, the Dehydrated and Culinary Food Category, and the [***] Category. (This may also include unknown products such as [***]).

        "Patents" means all patent and patent applications which are controlled by Senomyx as of the effective date or developed by Senomyx in the course of the Collaborative Period under either of the Research Plans which specifically claim a Product Compound(s), a process for manufacturing a Product Compound(s), or the use of a Product Compound(s) in a Product.

        "Patent Rights" means all rights associated with all U.S. or foreign (including regional authorities such as the European Patent Office) regular or provisional patents or patent applications, including any continuation, continuation-in-part, or division of it or any substitute application for it or equivalent of it, and any patent issuing upon it, including any reissue, reexamination or extension of it and any confirmation patent or registration patent or patent of additions based on any such patent.

        "Previous Year" means the Calendar Year immediately preceding the current Calendar Year.

        "Product(s)" means [***] Product(s) and [***] Product(s). [***] Products and [***] Products may be referred to nonspecifically as "Products".

        "Product Compound(s)" means [***] Compounds(s) and [***] Compounds(s). [***] Compounds and [***] Compounds may be referred to nonspecifically as "Product Compounds".

        "Relevant Category" means the Frozen Food Category, or the Dehydrated and Culinary Food Category, or the Wet Soup Category for [***] Products and the Frozen Food Category, or the Dehydrated and Culinary Food Category for [***] Products.

        "Research Plans" means the [***] Research Plan and the [***] Plan. The [***] Research Plan and the [***] Research Plan may be referred to nonspecifically as "Research Plan".

        "Royalty Term" means, in the case of any Product and as to any country, the period of time commencing on the first commercial sale for use or consumption of such Product in such country and ending upon the earlier of: (i) the date that there no longer exists a Valid Claim in a Patent Right Controlled by Senomyx or its Affiliates covering the manufacture, use or sale of such Product in such country, or (ii) the date that is seventeen years after the date of such first commercial sale for use or consumption of such Product in such country PROVIDED THAT the seventeen year period is within the period in which there exists a Valid Claim in a Patent Right controlled by Senomyx or its Affiliates in another country.

        "[***] Compound(s)" means a Selected Compound discovered and developed under the [***] Program.

        "[***] Field" means products in the Dehydrated and Culinary Food Category and the Frozen Food Category and specifically excludes the Wet Soup Category, the [***] Category, the [***] Category and the New Category, except as provided for in Section 3.2. The [***] Field does not include [***].

        "[***] Product(s)" means a Nestlé product(s) for [***] consumption that incorporates a [***] Compound.

        "[***] Program" means a research and development program during the Collaborative Period to discover molecules that enhance the taste of [***] to be conducted pursuant to the [***] Research Plan.

        "Selected Compound(s)" means the Compound(s) selected by the Steering Committee for development.

        "Senomyx Know-How" means all Know-How related to Compounds discovered under the Collaborative Programs, which is not covered by the Senomyx Patent Rights, but is necessary or appropriate for purposes of the activities to be conducted under this Agreement, and which is Controlled by Senomyx as of the Effective Date or developed by Senomyx in the course of the Collaborative Programs.

        "Senomyx Patent Rights" mean all composition of matter and use Patent Rights covering Compounds discovered under the Collaborative Programs that are necessary or appropriate for purposes of the activities to be conducted under this Agreement, and which are Controlled by Senomyx as of the Effective Date or developed by Senomyx in the course of the Collaborative Programs, but excluding any Joint Patent Rights.

        "Senomyx Technology" means the Senomyx Patent Rights, and Senomyx Know-How.

        "[***] Category" means [***].

        "Steering Committees" has the meaning set forth in Section 2. The Steering Committees will be referred to individually as a "Steering Committee".

        "Term" has the meaning set forth in Section 14.1.

        "Third Party(ies)" means any party other than a party to this Agreement or an Affiliate of Senomyx or Nestlé.

        "[***] Compound(s)" means a Selected Compound discovered and developed under the [***] Program.

        "[***] Field" means the Dehydrated and Culinary Food Category, the Frozen Food Category, and the Wet Soup Category and specifically excludes the [***] Category, the [***] Category, and the New Category, except as provided for under Section 3.2. The [***] Field does not include [***].

        "[***] Product(s)" means a Nestlé product(s) for human consumption that incorporates an [***] Compound.

        "[***] Program" means a research and development program during the Collaborative Period to discover molecules that enhance the taste of [***]. The [***] Program is to be conducted pursuant to the [***] Research Plan.

        "[***] Regulatory Approval" means any of the following regulatory approvals in the [***]: (i) [***] determination by the [***] determine that a product or ingredient is an acceptable food additive or [***] Approval means any one of them.

        "Wet Soup Category" means [***].

        "Valid Claim" means an issued claim under an issued patent within the Patent Rights, which has not (i) expired or been canceled, (ii) been declared invalid by an unreversed and unappealable decision of a court or other appropriate body of competent jurisdiction, (iii) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, and/or (iv) been abandoned.

COLLABORATIVE RESEARCH AGREEMENT

APPENDIX B

RESEARCH PLANS

[***] Program Research and Development Plan

Nestlé Responsibility	Steering Committee Responsibility	Senomyx Responsibility	Cumulative Time (months)
Assigns [***] representatives to the Steering Committee.		Assigns [***] representatives to the Steering Committee.	Within [***] of the Effective Date
	First Steering Committee meeting is held. Steering Committee to review, amend and approve [***].	Senomyx presents [***].	Within [***] of the Effective Date
Describes general [***].		Senomyx will apply information on [***].	[***]
Steering Committee meeting is held.
	The methods to measure [***] are agreed to.		[***]
	Steering Committee meeting is held.	Senomyx to share [***].	[***]
	Steering Committee meeting is held. Reviews [***].	A validated [***]. Initiate [***]. Expected [***].	[***]
		[***] for additional desired [***] are developed as defined by the Steering Committee.	[***]
		[***]. [***] results are used to [***] to identify [***]. For certain [***] will be generated and the [***] will be determined.	[***]
		Activity on [***] are stored in a [***] to identify most [***].	[***]

	Steering Committee meeting is held.		[***]
		Senomyx [***] evaluates a set of [***] will determine the [***] and the maximal levels [***].	[***]
	Steering Committee meeting is held.		[***]
Nestlé to participate in [***].	Defines and agrees to [***].	Senomyx performs [***] performed by an [***]. Perform [***].	[***]
	Steering Committee meeting is held. Review [***] and verifies [***] criteria are achieved, the Steering Committee approves [***].	Expected [***]. Senomyx informs Steering Committee of [***].	[***]
Provides Senomyx with [***]. Works with Senomyx to prepare [***]. Participates in [***].	Defines and agrees to [***]. If desired, coordinate [***].	Prepares [***]. Performs [***] Senomyx according to agreed protocol. Performs [***].	[***]
Nestlé reviews [***]. Nestlé has up to [***] to determine if a [***].	Steering Committee meeting is held	Identify [***] that best meet [***]. Prepares first [***]. Submits [***] to Nestlé.	[***]
Initiates [***] can be initiated prior to selecting [***].
Nominates a [***].	Steering Committee meeting is held. Agrees to the [***]. Agrees to the [***].	Reviews [***] with Nestlé. Senomyx initiates [***]. Expected [***].	[***] [***]
	Establishes desired [***].	Continue to [***] and evaluate in the [***]	[***]

	Steering Committee meeting is held.	Senomyx to [***] to coordinate and/or perform the [***]. Senomyx to [***] to initiate [***]. Senomyx will initiate [***] no later than upon [***].	[***]
		Senomyx is responsible for [***].	[***]
	Investigate [***].		[***]
	Steering Committee meeting is held.	Senomyx discusses [***].	[***]
	Steering Committee is held.	Senomyx discusses [***].	[***]
Nestlé will [***].			[***]
	Steering Committee meeting is held. Reviews [***].	[***].	[***]
		Submits [***].	[***]
	Steering Committee meeting is held.	Receives [***].	[***]
Nestlé will [***] to implement and complete a [***].	Steering Committee approves [***].	Expected [***].	No later than [***] following [***]

[***] Program Research and Development Plan

Nestlé Responsibility	Steering Committee Responsibility	Senomyx Responsibility	Cumulative Time (months)
Assigns [***] representatives to the Steering Committee.		Assigns [***] representatives to the Steering Committee.	Within [***] of the Effective Date
	First Steering Committee meeting is held. Steering Committee to review, amend and approve [***].	Senomyx presents [***].	Within [***] of the Effective Date
Describes general [***].		Senomyx will apply information on [***].	[***]
	Steering Committee meeting is held. The methods to measure [***] are agreed to.		[***]
[***]
		[***] results are used to [***] to identify [***].	[***]
		[***] showing [***] that act on [***] will be generated and the [***] will be determined.	[***]
		[***] for additional desired [***] as defined by the Steering Committee.	[***]
		Activity on [***] are stored in a [***] to identify most [***].	[***]
	Steering Committee meeting is held.	Senomyx shares [***].	[***]
		Senomyx [***] to evaluates a set of [***] will determine the [***] and the maximal levels to be [***].	[***]
Nestlé to participate in [***].	Defines and agrees to [***].	Senomyx to perform [***] or have the [***] by an outside [***].	[***]

	Steering Committee meeting is held. Review [***] and verifies [***] are achieved, the Steering Committee approves [***].	Senomyx to share [***]. Expected [***]. Senomyx informs Steering Committee of [***].	[***]
	Steering Committee meeting is held.		[***]
		Senomyx continues to [***] to improve [***]	[***]
	Steering Committee meeting is held.		[***]
		Perform [***].	[***]
Provides Senomyx with [***]. Works with Senomyx to prepare [***]. Participates in [***].	Defines and agrees to [***]. If desired, coordinate [***].	Prepares [***]. Performs [***] according to agreed protocol. Performs [***].	[***]
	Steering Committee meeting is held.	Senomyx to share [***].	[***]
Nestlé to review [***]. Nestlé has up to [***] to determine if a [***].		Identifies [***]. Prepares first [***]. Submit [***] to Nestlé.	[***]
Initiates [***].
Nominates [***].	Steering Committee meeting is held. Agrees to the selection of a [***]. Agrees to the [***]. Steering Committee approves [***].	[***] data package [***]. Senomyx initiates [***]. Expected [***].	[***] [***]
	Establishes desired [***].	Continue to [***] and evaluate in the [***]	[***]

	Steering Committee meeting is held. Steering Committee approves [***].	Senomyx to [***] to coordinate and/or perform [***]. Senomyx to [***] to initiate [***]. Senomyx will initiate [***]. Expected [***].	[***]
		Senomyx is responsible for [***].	[***]
	Investigate [***] and initiate [***].		[***]
	Steering Committee meeting is held.		[***]
	Steering Committee meeting is held.		[***]
Nestlé would present [***]			[***]
	Steering Committee meeting is held. Reviews [***]. Steering Committee approves [***].	[***] is completed. Expected [***].	[***]
		Submits [***].	[***]
	Steering Committee meeting is held.	Receives [***].	[***]
Nestlé will [***] to implement and complete a [***] to ascertain the [***].			No later than [***] following [***]

        ***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4),
200.83 and 230.406.

FIRST AMENDMENT
TO THE
COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

        THIS FIRST AMENDMENT TO THE COLLABORATIVE RESEARCH AND LICENSE AGREEMENT (the "First Amendment") is made by and between SENOMYX, INC. ("Senomyx"), a Delaware corporation, having a principal place of business at 11099 North Torrey Pines Road, La Jolla, California 92037, and NESTEC, Ltd. ("Nestlé"), a Swiss company, having a principal place of business at Avenue Nestlé 55, CH-1800 Vevey, Switzerland.

        WHEREAS, Senomyx and Nestlé entered into that certain Collaborative Research and License Agreement dated as of April 18, 2002 (the "Agreement") to collaborate in the following research and development programs: (i) to discover compounds that enhance the [***] taste of products in defined fields; and (ii) to discover compounds that enhance the taste of [***] in defined fields (capitalized terms used but not otherwise defined in this First Amendment shall have the meanings given such terms in the Agreement); and

        WHEREAS, the parties wish to amend the Agreement to expand the [***] Program to include discovery of compounds that mimic the taste of [***] and [***] in the manner set forth in this First Amendment.

        NOW, THEREFORE, in consideration of the foregoing premises and of the covenants, representations and agreements set forth below, the parties hereby agree to amend the Agreement as follows:

        1.    The first two sentences of Section 4 of the Agreement are hereby amended and restated in their entirety as follows:

          "Collaboration with an Affiliate or Third Party.    During the Term, and without limitation to the grant of rights in Section 8, Senomyx will have the right to enter into collaborative programs with its Affiliates or with Third Parties including, but not limited to, collaborative programs to discover compounds that (i) enhance the [***] taste of products outside the [***] Field; (ii) enhance and/or mimic the taste of [***] and [***] in products outside the [***] Field; (iii) enhance the taste of molecules other than [***] within the [***] Field; or (iv) enhance and/or mimic the taste of molecules other than [***] and [***] within the [***] Field. However, Senomyx shall notify Nestlé, in writing, prior to entering into a collaborative program with an Affiliate or with a Third Party during the Collaborative Period for the discovery of compounds that enhance the [***] taste of products or to enhance or mimic the taste of [***] and [***] in products that are not described in the [***] Category, of such program and products and if Nestlé does not have, at the time of such notification, plans to commercialize products that would fall under such program and products, Senomyx may enter into such program for such products.

        2.    Section 7.2.2(2) of the Agreement is hereby amended and restated in its entirety as follows:

          "7.2.2(2) [***] Program milestone 2

            Deadline: [***] after achieving [***]

            Objective: (i) Identify at least [***] that [***] by demonstrating equivalence in [***] or provides [***]; and (ii) Complete [***].

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        3.    The following definitions of Appendix A of the Agreement are hereby amended and restated herein. All other definitions in the Agreement will remain unchanged.

          "Compound(s)" means molecules synthesized or acquired in the course of the Collaborative Program wherein such molecules: (i) in relation to the [***] Program, provide the desired enhancement and/or mimetic properties; (ii) in relation to the [***] Program, provide the desired enhancement; and (iii) in relation to both the [***] Program and the [***] Program, can be produced at or less than the Maximum Compound Cost.

          "[***] Program" means a research and development program during the Collaborative Period to discover molecules that enhance the taste of [***] and/or mimic the taste of [***]. The [***] Program is to be conducted pursuant to the [***] Research Plan.

        4.    The Research Plan Appendix B for the [***] Program is hereby amended and restated in its entirety as attached hereto. The Research Plan Appendix B for the [***] Program shall remain unchanged.

        5.    Except as specifically amended by this First Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

        6.    This First Amendment will be governed by the laws of California, U.S.A., as such laws are applied to contracts entered into and to be performed entirely within such state.

        7.    This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have executed this First Amendment effective as of October 23, 2003.

NESTEC LTD.
By:	/s/ [TEXT ILLEGIBLE]
Title:	Director
Date:	October 23, 2003
SENOMYX, INC.
By:	/s/ KENT SNYDER
Title:	President and CEO
Date:	October 23, 2003

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APPENDIX B

TO FIRST AMENDMENT TO THE
COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

AMENDED AND RESTATED RESEARCH PLAN FOR [***] PROGRAM

REFER TO APPENDIX B OF [***] PROGRAM OF ORIGINAL AGREEMENT NO CHANGES MADE WITH FIRST AMENDMENT

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COLLABORATIVE RESEARCH AND LICENSE AGREEMENT BETWEEN SENOMYX, INC. AND NESTEC Ltd.